                                                                    Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                      EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

IN RE:  Athey Products Corporation              CASE NO:    00-02736-5-ATS


           MONTHLY REPORT OF CORPORATE DEBTOR IN POSSESSION/TRUSTEE
             FOR THE MONTH OF January 29-March 4, 2001  (February)
                              ------------------------------------

I.      REPORT OF ACTIVITIES:

        The Debtor negotiated a purchase agreement with Alamo Group (NC) Inc., and filed the motions to approve the sale and to assume or reject the executory contracts and leases as required therein. An oberbid auction was conducted and the motions granted at a hearing on February 20, 2001. The Debtor continued business operations through 3/2/01 and closed the sale on 3/5/01 (which will be in the next monthly report).

II.     SUMMARY OF OPERATIONS:

        Debtor shipped and invoiced 21 sweepers. Debtor had sales of $2.7 million and made a $50K profit. Cash on hand dropped to $0.9 million. Three employees left bringing total to 89. Wells Fargo received interest payment. All post-petition payroll, taxes and invoices were paid in the ordinary course.

I declare under penalty of perjury that the information contained in this report is true and correct to the best of my knowledge and belief.

Respectfully submitted this  13th   day of March, 2001.
                            ------         -----------

Title:   CFO      /s/ WH Warden     Signature
       --------   -----------------

I certify that the information contained in this report is true and correct to the best of my knowledge and belief.


Date:                                          /s/ John A. Northen
                                               ---------------------
                                               Attorney for Debtor

John A. Northen, NCSB 6789
Northen Blue, LLP
PO Box 2208
Chapel Hill, NC 27515
919-968-4441

                                                                  Revised 5/2000

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                    FOR THE MONTH OF January 29-Mar 4, 2001
                                     ----------------------

                                    PART A:

                                CERTIFICATIONS

1.   Yes  X   No_____  All post-petition taxes [tax obligations arising after
        -----          the chapter 11 petition was filed] are currently paid or
                       deposited.

2.   Yes  X   No_____  All administrative expenses [post-petition obligations]
        -----          other than taxes are current.

3.   Yes  X   No_____  Estate property, which is subject to loss by theft, fire,
        -----          or other casualty, is insured in accordance with Local
                       Bankruptcy Rule No. 4002.3(a)(3).

4.   Yes  X   No_____  New books and records were opened as of the petition date
        -----          and are being maintained monthly and are current.

5.   Yes  X   No_____  New DIP bank accounts were opened and are reconciled.
        -----

6.   Yes_____ No  X    Pre-petition debts [obligations due on or before the
                -----  filing of the case] have not been paid since the filing of this chapter case.

7.   Yes  X   No_____  The only transfers of property made during this period
        -----          were transfers which were in the ordinary course of
                       business.

8.   Yes  X   No_____  Estate funds which are on deposit in banking institutions
        -----          are fully covered by FDIC or FSLIC insurance of
                       $100,000.00.

9.   Yes  X   No_____  A copy of the corresponding bank statement is attached.
        -----

IF THE ANSWER TO ANY OF THE CERTIFICATIONS ABOVE IS NO, PLEASE PROVIDE EXPLANATION ON SUPPLEMENT TO PART A.

Martin McCullough, Director, was paid $1,157.

Triad was paid $257,927 for five chassis (into escrow).

As of 3/4/01, the Debtor's counsel had escrow deposits and accrued interest of $364,648.93 for the Triad Freightliner secured claim, and the $500,000.00 deposit submitted by Five Start Manufacturing, LLC. Debtor's counsel also received and refunded $500,000.00 deposit submitted by Alamo Group (NC) Inc.

                              SUPPLEMENT TO PART A:

                 EXPLANATION TO CERTIFICATIONS REFLECTED AS "NO"


1.       Post-petition TAXES NOT CURRENT OR NOT DEPOSITED:

         Type                  and amount $           unpaid or not deposited.
              ----------------             ----------

         Type                  and amount $           unpaid or not deposited.
              ----------------             ----------

2.       ADMINISTRATIVE EXPENSES [Post-petition] OTHER THAN TAXES NOT CURRENT:

         Type                               and amount $            unpaid.
              -----------------------------             -----------

         Type                               and amount $            unpaid.
              -----------------------------             -----------

3. DESCRIPTION OF ESTATE PROPERTY UNINSURED, REASONS WHY AND STEPS IMPLEMENTED TO OBTAIN INSURANCE:

         a.
         b.

4.       REASON/EXPLANATION WHY NEW BOOKS AND RECORDS NOT YET OPENED:


5.       REASON/EXPLANATION WHY NEW BANK ACCOUNTS HAVE NOT YET BEEN OPENED:


6. A LIST OF ALL PRE-PETITION DEBTS WHICH WERE PAID SINCE THE FILING OF THE CASE INCLUDING THE NAME AND ADDRESS OF THE CREDITOR PAID, THE AMOUNT PAID, AND THE JUSTIFICATION FOR THE PAYMENT. [DOES NOT INCLUDE PAYMENTS TO SECURED CREDITORS AND LESSORS UNDER AN ADEQUATE PROTECTION AGREEMENT.]


         $257,927 Triad Freightliner, POB 8949, Greensboro, NC 27419 (Contested Secured Status) in escrow

7. A LIST OF ALL PROPERTY WHICH WAS TRANSFERRED OUTSIDE THE ORDINARY COURSE OF BUSINESS AND WHETHER PRIOR AUTHORITY FOR SUCH TRANSFER[S] WAS OBTAINED FROM THE COURT:


8. IF FUNDS ARE NOT FULLY COVERED BY FDIC OR FSLIC INSURANCE OF $100,000.00, PROVIDE NAME OF BANK[S] WHEREIN ESTATE MONIES ARE DEPOSITED AND THE BALANCE OF ALL ACCOUNTS THEREIN.

                     ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                    FOR THE MONTH OF January 29-March 4, 2001
                                     ------------------  ----

                                     PART B:

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:      X   General/Operating Account; 212.215.361
                           ------                           -----------
                                 Tax Account;
                           ------
                                 Payroll Account;
                           ------
                                 Other:
                           ------


                                                                Amount
                                                                ------
1.       Cash Balance from previous
         month's report:                                      $  965,750
                                                              ----------

2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                            $1,161,432
                                                              ----------

3.       Cash Balance Available                               $2,127,182
                                                              ----------
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]                   $1,414,632
                                                              ----------

5.       Ending Cash Balance                                                    $  712,550
                                                                                ----------
         [#3 less #4]

                                         SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME       ACCOUNT NUMBER            NATURE OF ACCOUNT        AMOUNT*
---------       --------------            -----------------        -------
Centura           212.215.361               DIP Operating

                                                              TOTAL BANK BALANCE = $1,059,216
                                                                                   ----------

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

         Centura           Bank St.             1,059,216
                           Deposit In Trans.       +6,560
                           TransferInTrans       -131,000
                           Outstanding cks        222,226
                           Athey Books            712,550

                              SUPPLEMENT TO PART B:

              DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:        X   General/Operating Account;  212,215.361
                            -------                            -----------
                                   Tax Account;
                            -------
                                   Payroll Account;
                            -------
                                   Other:
                            -------

1.       RECEIPTS:                                                                       Amount
                                                                                         ------
Sales
Collection of post-petition accounts receivable                                        1,058,834
Collection of pre-petition accounts receivable                                           102,598
                                                                                        --------
Borrowing by debtor
Transfer from another account (#             )
                                -------------
Other Income (describe on attachment)
Less allowance for returns and discounts


                                                                         *TOTAL =          $  1,161,432
                                                                                           ------------

         *Total equals item #2/Total Cash Receipts on Part B.
                           Transfer to PR                                          -464,000

2.       DISBURSEMENTS:
                                                                                    Amount
                                                                                    ------

Purchases of inventory                                                              593,230
                                                                                 ----------
Net Payroll
Payroll Taxes (401K)                                                                 43,035
                                                                                 ----------
Rent
Other lease payments                                                                 15,929
                                                                                 ----------
Utilities (Telephone, Electricity, Other)                                            61,674
                                                                                 ----------
Sales Tax                                                                                61
                                                                                 ----------
Other taxes
Travel and Entertainment                                                             16,787
                                                                                 ----------
Automobile or vehicle expense
Service charges                                                                      22,414
                                                                                 ----------
Vehicle insurance(*see below)
Life and health insurance                                                            42,984
                                                                                 ----------
Other insurance*                                                                      3,088
                                                                                 ----------
Supplies                                                                              3,180
                                                                                 ----------
Freight                                                                              64,646
                                                                                 ----------
Advertising
Repairs and Maintenance                                                               1,755
                                                                                 ----------
Payments to secured creditors                                                        50,304
                                                                                 ----------
Other Expenses                                                                       31,545

                                                              *TOTAL =           $  950,632
                                                                                 ----------
                                                                                 $1,414,632

*Total equals item #4/Total Cash Disbursements on Part B.
EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

[LOGO]

               [BARCODE]
               ATHEY PRODUCTS CORP.
               DEBTOR IN POSSESSION
               1839 SOUTH MAIN STREET
               WAKE FOREST, NC 27587-9289


--------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                               Page 1 of 6
--------------------------------------------------------------------------------
                            ***IMPORTANT NOTICE***
             AMENDMENTS TO SCHEDULE OF FEES AND SERVICE AGREEMENT
                           Effective April 15, 2001
The Personal Schedule of Fees and the Commercial Schedule of Fees and Centura Service Agreement have been amended. Please review and retain the enclosed document for your records.

For account inquiries, please call 1-800-CENTURA. In the Rocky Mount, N.C. calling area, please dial 252-454-3775.
To change your address, please visit any Centura location or call 1-800-CENTURA and select option 1; then select option 2; then option 0 and speak with a Financial Services Representative .

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Checking
Summary        Commercial Checking  # 021 221-536-1

               Beginning Balance       $   993,034.69
               Additions         +       1,255,999.68
               Reductions        -       1,189,817.90
               Ending Balance          $ 1,059,216.47
--------------------------------------------------------------------------------

Checking       Deposits                                                   Amount
Detail         2/02           Deposit                                 139,584.09
               2/05           Deposit                                 111,730.35
               2/06           Deposit                                 184,560.09
               2/13           Deposit                                 174,760.26
               2/13           Deposit                                 101,127.23
               2/13           Deposit                                  16,951.66
               2/15           Deposit                                 143,006.61
               2/15           Deposit                                 103,000.00
               2/16           Deposit                                 163,496.95
               2/20           Wire Transfer Deposit                    16,365.00
               2/21           Deposit                                   1,421.80
               2/23           Deposit                                  56,937.64
               2/23           Deposit                                  22,119.90
               2/23           Deposit                                  19,120.87
               2/23           Deposit                                   1,817.23

--------------------------------------------------------------------------------

[LOGO]

               [BARCODE]
               ATHEY PRODUCTS CORP.
               DEBTOR IN POSSESSION
               1839 SOUTH MAIN STREET
               WAKE FOREST, NC 27587-9289


--------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                               Page 2 of 6
--------------------------------------------------------------------------------

Checking
Detail         Checks
               Number        Reference           Amount           Date      Number         Reference         Amount           Date
               -------------------------------------------------------------------------------------------------------------------
               4145          0400401265                458.55     2/05      4310           0411208019           157.36        2/07
               4173*         0400102481              1,435.50     2/05      4311           0493905139         7,743.45        2/02
               4194*         0490907788                452.66     2/01      4312           0499006489         1,429.03        2/05
               4217*         0494601760                 31.50     2/02      4313           0400401439            53.53        2/05
               4219*         0490101941              1,040.75     2/01      4314           0494601733         9,771.00        2/02
               4223*         0411301807              1,180.48     2/07      4315           0405505402            21.40        2/06
               4224          0435801810                216.39     2/16      4316           0400806528         1,509.87        2/05
               4235*         0443206304                106.59     2/21      4317           0404805442        52,477.00        2/06
               4246*         0491000876              2,671.20     2/01      4318           0404805443        52,477.00        2/06
               4247          0494805706                438.76     2/02      4319           0410101136           598.14        2/07
               4250*         0495403597                119.50     2/02      4321*          0499106725         3,723.00        2/05
               4252*         0411301806              1,228.50     2/07      4322           0404204102           835.80        2/06
               4255*         0455903114                126.52     2/27      4323           0431903581           335.00        2/15
               4256          0400802331                386.84     2/05      4324           0623102280           878.00        2/08
               4264*         0490600577                490.40     2/01      4325           0431001810            24.16        2/14
               4274*         0499809247                355.55     2/05      4326           0416009301            25.50        2/09
               4279*         0490402083             18,886.00     2/01      4327           0423406139         4,181.29        2/13
               4283*         0419105192                764.92     2/12      4328           0431001811           608.00        2/14
               4285*         0423404945              1,137.70     2/13      4329           0410301522           113.25        2/07
               4286          0494202352                922.00     2/02      4330           0423509250        53,466.00        2/13
               4288*         0494506935              1,913.17     2/02      4331           0410403676           172.30        2/07
               4289          0490700182                115.92     2/01      4332           0410403675           793.00        2/07
               4290          0423106752                914.22     2/13      4333           0410408199         1,014.55        2/07
               4291          0429306409                 77.11     2/14      4335*          0499805006           570.16        2/05
               4293*         0416005347                 33.23     2/09      4336           0400005923           396.00        2/05
               4295*         0411106431                 82.04     2/07      4337           0429306411            68.85        2/14
               4296          0490400164                172.52     2/01      4338           0429306410           454.70        2/14
               4297          0431600074              3,294.23     2/15      4339           0420002175            74.08        2/12
               4298          0494103303              1,571.00     2/02      4340           0404001517         6,504.54        2/06
               4299          0537404356                351.00     2/13      4341           0405900080           667.85        2/06
               4300          0412703892              1,199.87     2/08      4342           0403702463           132.30        2/06
               4301          0411008001                144.90     2/07      4343           0429509621           410.76        2/14
               4302          0490209021                421.55     2/01      4344           0625200357           107.12        2/12
               4303          0489500942                174.63     2/01      4345           040580348a         1,700.90        2/06
               4304          0615507154                543.00     2/05      4346           0420002314         2,223.64        2/12
               4305          0537404357                  3.50     2/13      4348*          0492008079         2,195.74        2/01
               4306          0494105849                552.81     2/02      4349           0537403835         3,559.11        2/13
               4307          0494105850                206.73     2/02      4350           0499009714           756.98        2/05
               4308          0411109716                817.60     2/07      4351           0423005669            81.07        2/13
               4309          0400904986              1,721.50     2/05      4352           0432704608            34.49        2/15

* Indicates one or more missing checks

[LOGO]

               [BARCODE]
               ATHEY PRODUCTS CORP.
               DEBTOR IN POSSESSION
               1839 SOUTH MAIN STREET
               WAKE FOREST, NC 27587-9289


--------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                               Page 3 of 6
--------------------------------------------------------------------------------

Checking
Detail         Checks
               Number        Reference           Amount           Date      Number         Reference     Amount              Date
               ------------------------------------------------------------------------------------------------------------------
               4353          0431904343                563.37     2/15      4395           0438105889          429.00        2/20
               4354          0623009159                527.00     2/08      4396           0411709991        2,238.66        2/08
               4355          0622705593                 40.15     2/08      4397           0406804742        1,000.00        2/06
               4356          0419801638                623.10     2/12      4398           0448301887          617.00        2/22
               4357          0411609207             10,575.00     2/08      4399           0625200360           33.81        2/12
               4358          0415700562                143.04     2/09      4400           0537500905          850.00        2/20
               4359          0429104296                261.71     2/14      4401           0424907243        2,779.65        2/13
               4360          0409700800                110.55     2/07      4402           0625102815           84.75        2/12
               4361          0411805634                110.70     2/08      4403           0429304095          346.66        2/14
               4362          0403608102              2,637.18     2/06      4405*          0625105744          276.00        2/12
               4363          0405500896                 79.19     2/06      4406           0419109383          134.31        2/12
               4364          0455001879                 21.00     2/26      4407           0419506024          207.82        2/12
               4365          0405803917                138.00     2/06      4408           0415700561          269.70        2/09
               4366          0404200416              1,134.41     2/06      4409           0622007082           89.71        2/07
               4367          0415807546              2,399.60     2/09      4410           0620904808          449.10        2/07
               4368          0403607739              2,647.33     2/06      4411           0540802117          580.00        2/26
               4369          0403608101             21,782.32     2/06      4412           0441708560          773.84        2/21
               4370          0404902370                 84.62     2/06      4413           0419600542        1,191.68        2/12
               4372*         0420001246                207.41     2/12      4414           0620904804        1,144.01        2/07
               4373          0419603699                 21.63     2/12      4415           0436705289           59.97        2/16
               4374          0428607399              1,559.92     2/14      4416           0539804570        4,094.60        2/21
               4375          0499907036                229.42     2/05      4417           0436705288           96.64        2/16
               4376          0623102301                453.35     2./08     4418           0635904627          698.78        2/20
               4377          0536807350                362.00     2/13      4419           0432109358          676.00        2/15
               4378          0537506058                 50.96     2/20      4420           0540701589           64.67        2/26
               4379          0429305053                 85.55     2/14      4421           0423100329        2,989.00        2/13
               4380          0423903614                 42.84     2/13      4422           0436705125          153.70        2/16
               4381          0622705401                239.86     2/08      4423           0536802140        1,042.84        2/13
               4382          0416002188                 95.00     2/09      4424           0429509633           56.34        2/14
               4383          0404906525                107.10     2/06      4426*          0428702033          163.30        2/14
               4384          0448109687                 61.41     2/22      4427           0620904806          157.00        2/07
               4385          0415704654             50,303.63     2/09      4428           0540802118          217.50        2/26
               4386          0412202781                172.52     2/08      4429           0432400912           43.99        2/15
               4387          0435602422                158.54     2/16      4430           0625207556        9,087.33        2/12
               4388          0424701018              2,296.00     2/13      4431           0625103970          368.24        2/12
               4389          0412201307              2,092.00     2/08      4432           0428004669        8,293.60        2/14
               4390          0410304457                523.69     2/07      4433           0419507268          137.38        2/12
               4391          0408409807                426.03     2/06      4434           0626102756          384.59        2/12
               4392          0424506786              1,412.50     2/13      4435           0422909142          236.33        2/13
               4393          0412202780                  9.93     2/08      4436           0448301886           10.59        2/22
               4394          0626207776              2,327.20     2/12      4437           0423100152          233.85        2/13

* Indicates one or more missing checks

[LOGO]

               [BARCODE]
               ATHEY PRODUCTS CORP.
               DEBTOR IN POSSESSION
               1839 SOUTH MAIN STREET
               WAKE FOREST, NC 27587-9289


--------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                               Page 4 of 6
--------------------------------------------------------------------------------

Checking
Detail         Checks
               Number        Reference           Amount           Date      Number         Reference     Amount              Date
               ------------------------------------------------------------------------------------------------------------------
               4438          0424303514                 13.93     2/13      4483           0425206267           656.55       2/13
               4439          0429303496                 45.42     2/14      4484           0455103482           198.51       2/26
               4440          0437702607                 70.00     2/20      4485           0436706872           408.10       2/16
               4441          0423404873                258.70     2/13      4486           0431600555         1,697.12       2/15
               4442          0536807351                240.00     2/13      4487           0452105070            85.10       2/23
               4443          0429305561                121.92     2/14      4491*          0448202835           166.23       2/22
               4444          0429208056                 56.24     2/14      4492           0436109717         1,000.00       2/16
               4445          0429309178                 14.52     2/14      4493           0435408547         1,000.00       2/16
               4446          0431001854                247.75     2/14      4494           0538003802           561.22       2/20
               4447          0428806289                 52.09     2/14      4495           0442607546         4,940.16       2/21
               4448          0419208934                 93.31     2/12      4496           0451701164           878.00       2/23
               4449          0432406306                430.00     2/15      4500*          0447200756         2,612.90       2/22
               4450          0641203028              1,681.62     2/26      4501           0447204694         1,500.00       2/22
               4451          0414904182                300.00     2/09      4502           0438001261         1,847.43       2/20
               4452          0448109688                 10.43     2/22      4503           0452108522           557.18       2/23
               4453          0427000836                362.48     2/13      4504           0461306769           366.79       2/28
               4456*         0423100153                184.50     2/13      4505           0458107916           127.83       2/27
               4457          0429509626                345.50     2/14      4507*          0436002582           982.89       2/16
               4458          0428807146                135.00     2/14      4508           0443200255           510.00       2/21
               4459          0431007143                529.68     2/14      4510*          0539804569         5,583.10       2/21
               4460          0447509239                675.00     2/22      4511           0436707537           609.50       2/16
               4461          0435004734                878.00     2/16      4512           0441909699           150.00       2/21
               4462          0429604139                868.78     2/14      4513           0461306770           219.67       2/28
               4463          0536801914             16,875.24     2/13      4514           0435405959           200.00       2/16
               4465*         0436109325                233.53     2/16      4516*          0455200787            12.15       2/26
               4466          0441708561              3,197.10     2/21      4517           0540007692        55,827.00       2/21
               4467          0432204072              1,852.13     2/15      4518           0540401564           358.50       2/22
               4468          0443604829              2,712.35     2/21      4519           0447600002             9.88       2/22
               4469          0442301083                 20.00     2/21      4520           0455903111         1,213.12       2/27
               4470          0424605570                345.20     2/13      4521           0454608944         5,810.15       2/26
               4471          0443204083                 36.38     2/21      4522           0455705191            12.09       2/27
               4473*         0448009717                286.60     2/22      4523           0537607207         4,751.24       2/20
               4474          0443001046                108.70     2/21      4526*          0540802005           215.22       1/26
               4475          0448208193              1,225.60     2/22      4527           0458206949            87.93       2/27
               4476          0448001967                263.63     2/22      4528           0458206948           263.98       2/27
               4477          0540507070                217.29     2/26      4529           0458206947           626.21       2/27
               4478          0448009718                522.26     2/22      4530           0463104808           429.00       2/28
               4479          0435307194              8,906.90     2/16      4531           0451301651           462.50       2/23
               4480          0458505001                364.05     2/27      4532           0444600192            61.20       2/21
               4481          0425206265                613.15     2/13      4533           0540709912         1,247.60       2/26
               4482          0446400730                 58.49     2/22      4534           0462707672            67.60       2/28

* Indicates one or more missing checks

[LOGO]

               [BARCODE]
               ATHEY PRODUCTS CORP.
               DEBTOR IN POSSESSION
               1839 SOUTH MAIN STREET
               WAKE FOREST, NC 27587-9289


--------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                               Page 5 of 6
--------------------------------------------------------------------------------

Checking
Detail         Checks
               Number        Reference           Amount           Date      Number         Reference      Amount              Date
               -------------------------------------------------------------------------------------------------------------------
               4535          0540604297                 72.56     2/26      4572           0458502990         4,855.00        2/27
               4536          0540802203                 99.40     2/26      4573           0451808156           350.00        2/23
               4537          0633309825                200.00     2/16      4574           0458206950           183.18        2/27
               4538          0633309827                188.95     2/16      4575           0457504021        13,195.50        2/27
               4539          0448306895              2,955.08     2/22      4576           0447300772           490.00        2/22
               4540          0448304625                965.30     2/22      4579*          0451104171           392.77        2/23
               4541          0451904209                514.08     2/23      4580           0456003952        36,641.95        2/27
               4542          0455001880              1,044.00     2/26      4581           0462308641         7,575.98        2/28
               4543          0451701729                 44.01     2/23      4582           0640803844           271.00        2/26
               4544          0446706404                117.15     2/22      4588*          0463005716           326.65        2/28
               4545          0461502682              1,756.19     2/28      4589           0447300771         2,406.12        2/22
               4546          0451101954                 52.68     2/23      4590           0639003088         2,274.28        2/21
               4547          0633503740                169.29     2/16      4591           0456102212           162.50        2/27
               4548          0540005976                342.00     2/21      4592           0540800077         2,575.15        2/26
               4549          0447808810              1,332.57     2/22      4601*          0462105307            47.06        2/28
               4550          0539604559                275.00     2/21      4605*          0457508561            43.08        2/27
               4551          0451701177                 73.99     2/23      4606           0462104958           100.09        2/28
               4552          0539409471                899.94     2/21      4607           0463101360         3,523.85        2/28
               4553          0452005633              1,182.72     2/23      4609*          0458000588           829.60        2/27
               4554          0452208051              2,975.00     2/23      4612*          0540600680           317.95        2/26
               4555          0447503528                258.51     2/22      4615*          0459603811            37.47        2/27
               4556          0448202312              1,228.24     2/22      4617*          0455903112         1,896.20        2/27
               4557          0442201121                 15.96     2/21      4618           0462604468         1,990.80        2/28
               4558          0442000756                258.06     2/21      4620*          0458003642           102.10        2/27
               4560*         0451904210                194.04     2/23      4627*          0461603404           180.00        2/28
               4561          0441903829                174.63     2/21      4628           0462104957            71.98        2/28.
               4562          0540007693             43,679.62     2/21      4638*          0458309899            32.46        2/27
               4563          0448009730                787.50     2/22      4683*          0459900230            29.58        2/27
               4564          0540005821                109.76     2/21                     0493402024        68,000.00        2/01
               4565          0448407255                719.20     2/22                     0620704744        64,000.00        2/07
               4566          0452300567              3,200.00     2/23                     0631100702        64,000.00        2/14
               4569*         0640609340                454.07     2/26                     0450601268        63,000.00        2/22
               4570          0454606455                276.88     2/26                     0465700256        74,000.00        2/28
               4571          0462907343                 20.24     2/28

* Indicates one or more missing checks

               Preauthorized and Pocket Check Withdrawals                 Amount
               2/07              Wire Transfer Withdrawal              11,827.71
               2/08              Return Item - Chargeback             101,127,23
               2/09              Wire Transfer Withdrawal               2,217.85
               2/13              Wire Transfer Withdrawal               3,871.48

--------------------------------------------------------------------------------

[LOGO] Centura

                  [BARCODE]
                  ATHEY PRODUCTS CORP.
                  DEBTOR IN POSSESSION
                  1839 SOUTH MAIN STREET
                  WAKE FOREST, NC 27587-9289


------------------------------------------------------------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                                                                                Page  6  of  6
------------------------------------------------------------------------------------------------------------------------------------
Checking Detail   Preauthorized and Pocket Check Withdrawals                                                                Amount
                  2/15         Wire Transfer Withdrawal                                                                   9,919.30
                  2/15         Wire Transfer Withdrawal                                                                   5,390.00
                  2/21         Wire Transfer Withdrawal                                                                   4,968.16
                  2/22         Wire Transfer Withdrawal                                                                  17,204.67


------------------------------------------------------------------------------------------------------------------------------------

                     Date              Balance                Date        Balance                   Date        Balance
                 ------------------------------------     ------------------------------        ------------------------------
Checking
Balance
History              2/01             $  898,413.32           2/12          874,192.00              2/22        1,137,065.87
                     2/02              1,014,727.49           2/13        1,068,521.02              2/23        1,226,099.44
                     2/05              1,112,888.91           2/14          989,693.46              2/26        1,210,722.72
                     2/06              1,152,596.03           2/15        1,211,464.44              2/27        1,149,892.37
                     2/07              1,067,992.14           2/16        1,359,498.99              2/28        1,059,216.47
                     2/08                948,327.87           2/20        1,366,605.36
                     2/09                892,540.32           2/21        1,236,908.73

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                   FOR THE MONTH OF January 29-March 4, 2001
                                    ------------------    --

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:    ______ General/Operating Account;

                           ______ Tax Account;

                           ______ Payroll Account;

                              X   Other:  Non Cash Collateral 212.215.396
                           ------         -------------------------------


                                                             Amount
                                                             ------

1.       Cash Balance from previous
         month's report:                                   $ 220,429
                                                           ---------

2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                         $   3,255
                                                           ---------

3.       Cash Balance Available                            $ 223,684
                                                           ---------
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]                $       0
                                                           ---------


5.       Ending Cash Balance                               $ 223,684
         [#3 less #4]                                      ---------


                       SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME       ACCOUNT NUMBER    NATURE OF ACCOUNT             AMOUNT*
---------       --------------    -----------------             -------

Centura          212.215.396      Non Cash Collateral
                                         TOTAL BANK BALANCE = $  223,684
                                                              ----------


*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS



NATURE/TYPE OF ACCOUNT:  _______ General/Operating Account;

                         _______ Tax Account;

                         _______ Payroll Account;

                             X   Other: Non -cash collateral 212.215.396
                         -------        --------------------------------


1.       RECEIPTS:                                                  Amount
                                                                    ------
Sales                                                              _________
Collection of post-petition accounts receivable                    _________
Collection of pre-petition accounts receivable                     _________

Borrowing by debtor                                                _________
Transfer from another account (# 361 )                             _________
                                 ---

Other Income (describe on attachment) Refunds, Cobra               $   3,255
                                                                   ---------
Less allowance for returns and discounts                           _________

                                                         *Total =  $   3,255
                                                                   ---------

         *Total equals item #2/Total Cash Receipts on Part B.


2.       DISBURSEMENTS:                                             Amount
                                                                    ------
         Purchases of inventory                                    _________
         Net Payroll                                               _________
         Payroll Taxes                                             _________
         Rent                                                      _________
         Other Lease payment                                       _________
         Utilities (Telephone, Electricity, Other)                 _________
         Sales Tax                                                 _________
         Other taxes                                               _________
         Travel and Entertainment                                  _________
         Automobile or vehicle expense                             _________
         Service charges                                           _________
         Vehicle insurance                                         _________
         Life and health insurance                                 _________
         Other insurance                                           _________
         Supplies                                                  _________
         Freight                                                   _________
         Advertising                                               _________
         Repairs and Maintenance                                   _________
         Payments to secured creditors                             _________
                                                                   _________
               Other Expenses                                      _________



                                                         *TOTAL =  $       0
                                                                   ---------

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

[LOGO] Centura

                  [BARCODE]
                  ATHEY PRODUCTS CORP.
                  DEBTOR IN POSSESSION
                  1839 SOUTH MAIN STREET
                  WAKE FOREST, NC 27587-9289





--------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                            Page  1  of  1
--------------------------------------------------------------------------------
                             ***IMPORTANT NOTICE***
              AMENDMENTS TO SCHEDULE OF FEES AND SERVICE AGREEMENT
                            Effective April 15, 2001
The Personal Schedule of Fees and the Commercial Schedule of Fees and Centura Service Agreement have been amended. Please review and retain the enclosed document for your records.

For account inquiries, please call 1-800-CENTURA. In the Rocky Mount, N.C. calling area, please dial 252-454-3775.
To change your address, please visit any Centura location or call 1-800-CENTURA and select option 1; then select option 2; then option 0 and speak with a Financial Services Representative .


--------------------------------------------------------------------------------
Checking Summary

                   Commercial Checking                    # 021 221-539-6

                   Beginning Balance                        $  220,428.74
                   Additions                  +                  3,254.97
                   Reductions                 -                       .00
                   Ending Balance                           $  223,683.71

--------------------------------------------------------------------------------

Checking Deposits                                                     Amount
Detail   2/13     Deposit                                            $1,445.14
         2/15     Deposit                                               274.47
         2/16     Deposit                                             1,197.64
         2/23     Deposit                                               337.72

--------------------------------------------------------------------------------

Checking Balance History

Date            Balance              Date            Balance           Date              Balance
-----------------------              -----------------------           -------------------------
2/13       $ 221,873.88              2/16         223,345.99
2/15         222,148.35              2/23         223,683.71

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                   FOR THE MONTH OF January 29-March 4, 2001

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:                           General/Operating Account;
                                            ______
                                               X Tax Account;    212.215.388
                                            -----                -----------
                                               X  Payroll Account;
                                            -----
                                                  Other:
                                            ______


                                                               Amount
                                                              --------
2.       Cash Balance from previous
         month's report:                                      $    986
                                                              --------

2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                            $464,000
                                                              --------

3.       Cash Balance Available                               $464,986
                                                              --------
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]                   $464,919
                                                              --------


5.       Ending Cash Balance                                  $     67
                                                              --------
         [#3 less #4]

                       SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME    ACCOUNT NUMBER     NATURE OF ACCOUNT             AMOUNT*
---------    --------------     -----------------             -------

Centura      212.215.388        Payroll & PR Tax
                                                 TOTAL BANK BALANCE = $ 84,080
                                                                       -------

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

         Centura           Bank St.               84,080
                           Transfer in Transit  +131,000
                           Outstanding cks      -215,013
                                              ----------
                           Athey Books                67

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:      _______ General/Operating Account;  212.215.388
                                X   Tax Account;                 -----------
                             ------
                                X   Payroll Account;
                             -------
                             _______Other:

1.       RECEIPTS:                                                     Amount
                                                                       ------

Sales                                                                  _______
Collection of post-petition accounts receivable                        _______
Collection of pre-petition accounts receivable                         _______
Borrowing by debtor                                                    _______
Transfer from another account (#   361   )                             464,000
                                ---------                              _______
Other Income (describe on attachment)                                  _______
Less allowance for returns and discounts

                                                               *TOTAL=$464,000
                                                                      -------


         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                                  Amount
                                                                         ------

         Purchases of inventory                                          _______
         Net Payroll                                                     311,330
                                                                         -------
         Payroll Taxes                                                   153,275
                                                                         -------
         Rent                                                            _______
         Other lease payments                                            _______
         Utilities (Telephone, Electricity, Other)                       _______
         Sales Tax                                                       _______
         Other taxes                                                     _______
         Travel and Entertainment                                        _______
         Automobile or vehicle expense                                   _______
         Service charges                                                 _______
         Vehicle insurance                                               _______
         Life and health insurance                                       _______
         Other insurance
         Supplies                                                        _______
         Freight                                                         _______
         Advertising                                                     _______
         Repairs and Maintenance                                         _______
         Payments to secured creditors                                   _______
         Other Expenses                                                  _______

                                                *TOTAL = $ 464,986
                                                          --------
*Total equals item #4/Total Cash Disbursements on Part B.
EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

[LOGO] Centura

                  [BARCODE]
                  ATHEY PRODUCTS CORP.
                  DEBTOR IN POSSESSION
                  1839 SOUTH MAIN STREET
                  WAKE FOREST, NC 27587-9289

--------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                            Page  1  of  6
--------------------------------------------------------------------------------
                             ***IMPORTANT NOTICE***
              AMENDMENTS TO SCHEDULE OF FEES AND SERVICE AGREEMENT
                            Effective April 15, 2001
The Personal Schedule of Fees and the Commercial Schedule of Fees and Centura Service Agreement have been amended. Please review and retain the enclosed document for your records.

For account inquiries, please call 1-800-CENTURA. In the Rocky Mount, N.C. calling area, please dial 252-454-3775.
To change your address, please visit any Centura location or call 1-800-CENTURA and select option 1; then select option 2; then option 0 and speak with a Financial Services Representative .

--------------------------------------------------------------------------------

Checking Summary

Commercial Checking                     # 021 221-538-8

Beginning Balance                            $    4,978.54
Additions                  +                    333,000.00
Reductions                 -                    253,898.29
Ending Balance                                $  84,080.25

--------------------------------------------------------------------------------

Checking Deposits                                                      Amount
Detail   2/01     Deposit                                            $68,000.00
         2/07     Deposit                                             64,000.00
         2/14     Deposit                                             64,000.00
         2/22     Deposit                                             63,000.00
         2/28     Deposit                                             74,000.00

Checks

--------------------------------------------------------------------------------

Checking
Detail               Checks
                     Number         Reference        Amount       Date      Number         Reference        Amount         Date
                     ---------------------------------------------------------------------------------------------------------------
                     20260          0491002209       861.28       2/01      20361          0623102303       668.58         2/08
                     20276*         0404200807       704.26       2/06      20362          0403902592       400.88         2/06
                     20282*         0409305780       521.18       2/07      20363          0494307853       378.32         2/02
                     20302*         0490101559       319.38       2/01      20364          0400000617       539.45         2/05
                     20356*         0493905205     1,200.60       2/02      20365          0494200450       791.80         2/02
                     20357          0432802968       861.28       2/15      20366          0494200449       497.34         2/02
                     20358          0432802969       161.13       2/15      20367          0499704639       555.96         2/05
                     20359          0499904335       581.25       2/05      20368          0494108688       573.74         2/02
                     20360          0623102302       698.36       2/08      20369          0400107406     1,116.47         2/05

* Indicates one or more missing checks

[LOGO]


                  [BARCODE]
                  ATHEY PRODUCTS CORP.
                  DEBTOR IN POSSESSION
                  1839 SOUTH MAIN STREET
                  WAKE FOREST, NC 27587-9289

-----------------------------------------------------------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                                                                                  Page 2 of 6
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Checking
Detail         Checks
               Number         Reference         Amount          Date      Number         Reference             Amount         Date
               --------------------------------------------------------------------------------------------------------------------
               20371*         0494307852        522.78          2/02      20412          0499904345            431.34         2/05
               20372          0400407312        433.66          2/05      20413          0499304500            333.94         2/05
               20373          0494903303        535.72          2/02      20414          0494108687            328.54         2/02
               20374          0405508340        965.34          2/06      20415          0499504865            432.15         2/05
               20375          0404200808        704.26          2/06      20416          0499704822            382.78         2/05
               20376          0411805196        746.93          2/08      20417          0499904342            502.82         2/05
               20377          0494307847        536.58          2/02      20418          0499209728            454.88         2/05
               20378          0497309537        683.60          2/02      20419          0494200065            331.66         2/02
               20379          0494900988        713.06          2/02      20420          0404801286            115.62         2/06
               20380          0403704364        681.36          2/06      20421          0494108689            498.78         2/02
               20381          0404205661        521.18          2/06      20422          0499904344            452.70         2/05
               20382          0494705596        887.90          2/02      20423          0400000622            210.37         2/05
               20383          0401000693        432.74          2/05      20424          0499908098            116.31         2/05
               20384          0494404945        336.86          2/02      20425          0495401135            405.73         2/02
               20385          0400001042         86.54          2/05      20426          0404509676            515.51         2/06
               20386          0400000739        429.66          2/05      20427          0499904088            472.19         2/05
               20387          0499308861        408.04          2/05      20428          0499407318            371.73         2/05
               20388          0401000589        377.20          2/05      20429          0499904343            358.88         2/05
               20389          0401207254        348.85          2/05      20430          0401000590            403.72         2/05
               20390          0499904340        560.60          2/05      20431          0494404946            347.16         2/02
               20391          0400000742        420.06          2/05      20432          0499304187            373.45         2/05
               20392          0400000738        389.87          2/05      20433          0400001045             62.00         2/05
               20393          0494307854        395.43          2/02      20434          0400000619            354.63         2/05
               20394          0495905980        388.05          2/02      20435          0494108690            517.31         2/02
               20395          0400000615        406.95          2/05      20436          0494409986            361.50         2/02
               20396          0494307849        459.78          2/02      20437          0400000621            390.09         2/05
               20397          0404708560        487.02          2/06      20438          0400201455            425.14         2/05
               20398          0499304680        421.60          2/05      20439          0499308866            398.57         2105
               20399          0412401393        831.89          2/08      20440          0499503353            424.24         2/05
               20400          0499904337        423.04          2/05      20441          0494200223            417.57         2/02
               20401          0499101616        385.61          2/05      20442          0409507402            134.78         2/07
               20402          0400000735        353.17          2/05      20443          0411507164            355.61         2/08
               20403          0400000741        366.93          2/05      20444          0499803865            475.46         2/05
               20404          0499904346        417.80          2/05      20445          0499101647            460.40         2/05
               20405          0400000620        304.50          2/05      20446          0494606151            386.92         2/02
               20406          0400705259        429.19          2/05      20447          0499407317            361.08         2/05
               20407          0499209679        516.87          2/05      20448          0412200693            388.91         2/08
               20408          0403902598        402.49          2/06      20449          0499904338            376.61         2/05
               20409          0400000616        486.38          2/05      20450          0400000618            367.05         2/05
               20410          0499001915        411.97          2/05      20451          0499407313            380.03         2/05
               20411          0499904341        426.60          2/05      20452          0499904339            493.67         2/05

* Indicates one or more missing checks

[LOGO]


                  [BARCODE]
                  ATHEY PRODUCTS CORP.
                  DEBTOR IN POSSESSION
                  1839 SOUTH MAIN STREET
                  WAKE FOREST, NC 27587-9289


-----------------------------------------------------------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                                                                                  Page 3 of 6
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Checking
Detail         Checks
               Number         Reference         Amount          Date      Number         Reference             Amount         Date
               --------------------------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------------------------
               20453          0415700957        1,200.60        2/09      20494          0625503505            487.02         2/12
               20454          0429601916          861.28        2/14      20495          0625906157            421.60         2/12
               20455          0625503191          581.25        2/12      20496          0424505721            831.89         2/13
               20456          0436004706          527.91        2/16      20497          0625503176            423.04         2/12
               20457          0536809543          400.88        2/13      20498          0428102913            385.61         2/14
               20458          0423507509          378.32        2/13      20499          0625504856            266.35         2/12
               20459          0625503174          539.45        2/12      20500          0419106580            366.93         2/12
               20460          0415602800          791.80        2/09      20501          0625503190            417.80         2/12
               20461          0435707725          497.34        2/16      20502          0625503192            304.50         2/12
               20462          0414904183          555.96        2/09      20503          0419806182            429.19         2/12
               20463          0415600047          573.74        2/09      20504          0625900270            516.87         2/12
               20464          0415700951        1,116.47        2/09      20505          0625900280            402.49         2/12
               20465          0415407415          639.19        2/09      20506          0415603061            413.56         2/09
               20466          0415407416          639.19        2/09      20507          0626106502            411.97         2/12
               20467          0414904187          522.78        2/09      20508          0625503193            426.60         2/12
               20468          0423608241          469.72        2/13      20509          0625503196            431.34         2/12
               20469          0415009667          535.72        2/09      20510          0415409378            335.94         2/09
               20470          0423207819          965.34        2/13      20511          0415600128            321.82         2/09
               20471          0636000784          704.26        2/20      20512          0625609061            432.15         2/12
               20472          0427807868          746.93        2/14      20513          0625203936            382.78         2/12
               20473          0414904190          536.58        2/09      20514          0625503181            502.82         2/12
               20474          0417907043          683.60        2/09      20515          0625900273            457.33         2/12
               20475          0436109718          713.06        2/16      20516          0625504857            265.42         2/12
               20476          0427905655          681.36        2/14      20517          0625505593            115.62         2/12
               20477          0441702695          145.12        2/21      20518          0415602813            415.71         2/09
               20478          0414504763          887.90        2/09      20519          0625503183            386.23         2/12
               20479          0420108161          432.74        2/12      20520          0423904496            220.12         2/13
               20480          0415409067          351.50        2/09      20521          0625505589            116.31         2/12
               20481          0625505519           86.54        2/12      20522          0415909887            405.73         2/09
               20482          0625409686          336.33        2/12      20523          0537107811            431.18         2/13
               20483          0415602447          392.40        2/09      20524          0625504862            392.65         2/12
               20484          0625907737          408.04        2/12      20525          0625702542            371.73         2/12
               20485          0420108183          377.20        2/12      20526          0625503178            358.88         2/12
               20486          0625808544          348.85        2/12      20527          0420108162            403.72         2/12
               20487          0625503188          402.37        2/12      20528          0431709918            210.08         2/15
               20488          0625504869          420.06        2/12      20529          0625806778            125.45         2/12
               20489          0625504858          389.87        2/12      20530          0625505561             62.00         2/12
               20490          0625203928          395.43        2/12      20531          0423603558            358.73         2/13
               20491          0418808262          388.05        2/09      20532          0419106286            406.64         2/12
               20492          0625503175          406.95        2/12      20533          0415404697            308.71         2/09
               20493          0414904180          459.78        2/09      20534          0625503173            335.72         2/12

* Indicates one or more missing checks

[LOGO]


                  [BARCODE]
                  ATHEY PRODUCTS CORP.
                  DEBTOR IN POSSESSION
                  1839 SOUTH MAIN STREET
                  WAKE FOREST, NC 27587-9289


-----------------------------------------------------------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                                                                                  Page 4 of 6
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Checking
Detail         Checks
               Number         Reference         Amount          Date      Number         Reference             Amount         Date
               --------------------------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------------------------
               20535          0626207075          374.57        2/12      20576          0635401026             86.54         2/20
               20536          0625907466          398.57        2/12      20578*         0635404299            439.35         2/20
               20537          0625503179          424.24        2/12      20579          0635507555            339.94         2/20
               20538          0625907699          362.03        2/12      20580          0538005431            377.20         2/20
               20539          0423605161           42.87        2/13      20581          0635607647            348.85         2/20
               20540          0537107808          357.68        2/13      20582          0635404185            402.37         2/20
               20541          0625307082          392.20        2/12      20583          0635404305            420.06         2/20
               20542          0626106588          381.20        2/12      20584          0635404298            389.87         2/20
               20543          0414605617          405.32        2/09      20585          0635103587            395.43         2/20
               20544          0625601009          361.08        2/12      20586          0632302417            390.99         2/16
               20545          0537000475          388.91        2/13      20587          0635404198            406.95         2/20
               20546          0635304328          376.61        2/20      20588          0435405963            459.78         2/16
               20547          0625503182          367.05        2/12      20589          0540008543            487.02         2/21
               20548          0625601008          388.45        2/12      20590          0635506265            421.60         2/20
               20549          0625503180          387.96        2/12      20591          0443601098            831.89         2/21
               20550          0435500655        1,200.60        2/16      20592          0635404190            423.04         2/20
               20551          0443608499          861.28        2/21      20593          0635705239            385.61         2/20
               20552          0635404188          581.25        2/20      20594          0435706762            309.76         2/16
               20553          0451701176          669.95        2/23      20595          0437800683            366.93         2/20
               20554          0442603555          400.88        2/21      20596          0635404199            417.80         2/20
               20555          0451008026          378.32        2/23      20597          0635404191            304.50         2/20
               20556          0540008963          539.45        2/21      20598          0537702225            429.19         2/20
               20557          0435706305          791.80        2/16      20599          0436002528            516.87         2/16
               20558          0635402788          497.34        2/20      20600          0635607079            402.49         2/20
               20559          0435405960          555.96        2/16      20602*         0635704484            411.97         2/20
               20560          0435706767          573.74        2/16      20603          0635404197            426.60         2/20
               20561          0437600874        1,116.47        2/20      20604          0635404200            359.37         2/20
               20562          0435808849          639.19        2/16      20605          0435903309            333.94         2/16
               20563          0435405964          522.78        2/16      20607*         0635109655            432.15         2/20
               20564          0537609079          469.72        2/20      20608          0635103569            382.78         2/20
               20565          0442308042          535.72        2/21      20609          0635404195            502.82         2/20
               20566          0631901230          965.34        2/15      20610          0635607078            397.85         2/20
               20567          0636000785          704.26        2/20      20611          0435706763            265.42         2/16
               20568          0635708260          746.93        2/20      20612          0635400988            115.62         2/20
               20569          0435405957          536.58        2/16      20613          0435706766            415.71         2/16
               20570          0540807735          683.60        2/26      20614          0635404193            386.23         2/20
               20571          0436109716          713.06        2/16      20615          0635404201            220.12         2/20
               20572          0435408548          681.36        2/16      20616          0635405411            116.31         2/20
               20573          0435202549          887.90        2/16      20617          0436504683            405.73         2/16
               20574          0538005365          432.74        2120      20618          0539306324            431.18         2/21
               20575          0436002529          366.14        2/16      20619          0437801020            379.38         2/20

* Indicates one or more missing checks

[LOGO]


                  [BARCODE]
                  ATHEY PRODUCTS CORP.
                  DEBTOR IN POSSESSION
                  1839 SOUTH MAIN STREET
                  WAKE FOREST, NC 27587-9289


-----------------------------------------------------------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                                                                                  Page 5 of 6
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Checking
Detail         Checks
               Number         Reference         Amount          Date      Number         Reference             Amount         Date
               --------------------------------------------------------------------------------------------------------------------
               20620          0539500293          371.73        2/21      20668*         0641102937            887.90         2/26
               20621          0635404186          358.88        2/20      20669          0462703878            432.74         2/28
               20622          0538005432          403.72        2/20      20670          0451804003            386.63         2/23
               20623          0442609012          311.45        2/21      20671          0640704073             86.54         2/26
               20624          0635400915           62.00        2/20      20672          0640702154            336.33         2/26
               20625          0540008965          358.73        2/21      20673          0640706759            430.84         2/26
               20626          0635404304          406.64        2/20      20674          0462506130            202.21         2/28
               20627          0635404189          379.13        2/20      20675          0462703746            377.20         2/28
               20628          0635404196          335.72        2/20      20676          0465108318            348.85         2/28
               20629          0635902542          374.57        2/20      20677          0640706008            402.37         2/26
               20630          0635605765          426.14        2/20      20678          0451909766            420.06         2/23
               20631          0635202130          424.24        2/20      20679          0640706758            389.87         2/26
               20632          0435901792          362.03        2/16      20680          0640604590            395.43         2/26
               20633          0540008683           42.87        2/21      20681          0639508033            390.99         2/23
               20634          0539306283          357.68        2/21      20682          0451908511            406.95         2/23
               20635          0634909822          392.20        2/20      20683          0640603607            459.78         2/26
               20636          0636006684          381.20        2/20      20684          0640704260            487.02         2/26
               20637          0635308426          405.32        2/20      20685          0640805021            421.60         2/26
               20638          0635203844          361.08        2/20      20686          0463008812            831.89         2/28
               20639          0442806631          388.91        2/21      20687          0640705993            423.04         2/26
               20640          0635502790          376.61        2/20      20689*         0641200912            385.61         2/26
               20641          0538005361          367.05        2/20      20690          0640706770            309.76         2/26
               20642          0635107488          388.45        2/20      20691          0454607509            366.93         2/26
               20643          0635404202          387.96        2/20      20692          0640706003            417.80         2/26
               20644          0451306380        1,200.60        2/23      20693          0640705995            304.50         2/26
               20645          0463100137          861.28        2/28      20694          0455108107            429.19         2/26
               20646          0451908510          581.25        2/23      20695          0457508396            516.87         2/27
               20648*         0462500659          400.88        2/28      20697*         0457508435            402.49         2/27
               20649          0451008025          378.32        2/23      20698          0640706000            413.56         2/26
               20650          0640706001          539.45        2/26      20699          0645404631            411.97         2/27
               20651          0451908497          791.80        2/23      20700          0640706006            426.60         2/26
               20652          0640705204          497.34        2/26      20701          0451908512            341.38         2/23
               20653          0451008027          555.96        2/23      20703*         0451908790            428.54         2/23
               20654          0451908587          573.74        2/23      20704          0641102913            432.15         2/26
               20657*         0446601521          522.78        2/22      20705          0640604582            382.78         2/26
               20658          0455105390          469.72        2/26      20706          0640705991            502.82         2/26
               20659          0451207031          535.72        2/23      20707          0640803813            327.45         2/26
               20660          0454703981          965.34        2/26      20708          0640706771            265.42         2/26
               20662*         0461408290          451.09        2/28      20709          0640706517            115.62         2/26
               20663          0451008021          536.58        2/23      20710          0451908594            415.71         2/23
               20664          0454305349          683.60        2/23      20711          0640706005            386.23         2/26

* Indicates one or more missing checks

[LOGO]


                  [BARCODE]
                  ATHEY PRODUCTS CORP.
                  DEBTOR IN POSSESSION
                  1839 SOUTH MAIN STREET
                  WAKE FOREST, NC 27587-9289


-----------------------------------------------------------------------------------------------------------------------------------
February 1, 2001  -  February 28, 2001                                                                                  Page 6 of 6
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Checking
Detail         Checks
               Number         Reference         Amount          Date      Number         Reference             Amount         Date
               --------------------------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------------------------
               20712          0640706007        157.15          2/26      20726          0454605840            374.57         2/26
               20713          0640706583        116.31          2/26      20727          0451802074            426.14         2/23
               20714          0452302692        405.73          2/23      20728          0640705992            424.24         2/26
               20715          0456401937        431.18          2/27      20729          0451801964            362.03         2/23
               20716          0640706760        392.65          2/26      20730          0456902123             42.87         2/27
               20717          0456203914        371.73          2/27      20732*         0641505229            392.20         2/26
               20718          0640705994        358.88          2/26      20733          0640706009            381.20         2/26
               20719          0462703836        403.72          2/28      20734          0451005344            405.32         2/23
               20720          0640809743        311.45          2/26      20735          0641007007            361.08         2/26
               20721          0640706512         62.00          2/26      20736          0640803787            388.91         2/26
               20722          0456905790        358.73          2/27      20737          0641109298            376.61         2/26
               20723          0640706772        406.64          2/26      20738          0457702469            367.05         2/27
               20724          0640809737        379.13          2/26      20739          0641007335            388.45         2/26
               20725          0640706004        289.96          2/26      20740          0640705999            245.15         2/26

* Indicates one or more missing checks

         Preauthorized and Pocket Check Withdrawals                     Amount
         2/02        4250            PRIMEPAY -                        22,747.81
         2/09        4250            PRIMEPAY -                        21,333.02
         2/15        4250            PRIMEPAY -                        21,299.94
         2/22        4250            PRIMEPAY -                        21,073.51

--------------------------------------------------------------------------------


Checking Balance History

Date              Balance                          Date              Balance                       Date              Balance
----------------------------                       ---------------------------                     ---------------------------
2/01              $71,797.88                       2/12              14,813.34                     2/22              47,717.49
2/02               36,553.34                       2/13               9,967.70                     2/23              36,442.17
2/05               14,256.15                       2/14              71,292.52                     2/26              17,293.00
2/06                8,758.23                       2/15              47,794.75                     2/27              14,390.11
2/07               72,102.27                       2/16              35,127.10                     2/28              84,080.25
2/08               68,411.99                       2/20              12,377.69
2/09               34,196.92                       2/21               6,313.78

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                   FOR THE MONTH OF January 29-March 4, 2001
                                    ------------------  ----

                                    PART C:
          STATEMENT OF STATUS OF PAYMENTS MADE TO SECURED CREDITORS:

1.   [name]   Wells Fargo Business Credit
           ------------------------------

     Regular contracted payment                                           $____________ per

     Adequate protection payment offered                                  $  50,304 per mo/Interest expense for Jan.
                                                                           ---------    ---------------------------

     Number and amount of Post-petition adequate protection
     payments not made:                                                   #____________ $
              ---

2.   [name]    Triad Freightliner of NC, Ins. (Contested Secured Status)
               ---------------------------------------------------------

     Regular contracted payment                                           $____________ per

     Adequate protection payment offered                                  $ 257,927 per Chassis Paid (5 paid for by customer)
                                                                           ---------    -------------------------------------
                                                                                        to Northen Blue Escrow
                                                                                        ----------------------

     Number and amount of Post-petition adequate protection
     payments not made:                                                   #____________ $
              ---

3.   [name]
     ------

     Regular contracted payment                                           $____________ per

     Adequate protection payment offered                                  $____________ per


     Number and amount of Post-petition adequate protection
     payments not made:                                                   #____________ $
              ---

4.   [name]
     ------

     Regular contracted payment                                           $____________ per

     Adequate protection payment offered                                  $____________ per

     Number and amount of Post-petition adequate protection
     payments not made:                                                   #____________ $
              ---

[Attach a separate page for additional secured creditors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                   FOR THE MONTH OF January 29-March 4, 2001
                                    ------------------  ----

                                    PART D:

                        SUMMARY OF ACCOUNTS RECEIVABLE

                                                                   Amount
                                                                   ------

1.     Beginning Balance                                           $ 1,207,964
                                                                   -----------

2.     Sales on Account (incl Warranty Cr, Freight)                $ 2,635,563
                                                                   -----------

3.     Collections on Account                                      $ 1,159,229
                                                                   -----------

4.     Ending Balance                                              $ 2,684,298
                                                                   -----------
       [Item #1 plus #2 minus #3]


                            STATUS OF COLLECTIONS:

                                                                   Amount
                                                                   ------

Current to 30 days                                                 $ 2,304,341
                                                                   -----------

31 to 60 days                                                      $   191,431
                                                                   -----------

61 to 90 days                                                      $    64,380
                                                                   -----------

91 to 120 days                                                     $   124,146
                                                                   -----------

121 days and older
                                                                   $


TOTAL:                                                             $ 2,684,298
                                                                   -----------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                   FOR THE MONTH OF January 29-March 4, 2001
                                    ------------------  ----

                                    PART E:

                          SUMMARY OF ACCOUNTS PAYABLE
                   [EXCLUDING PRE-PETITION ACCOUNTS PAYABLE]
                    ---------------------------------------



                                                                          Amount
                                                                          ------

Current to 30 days                                             $      0
                                                               --------

31 to 60 days                                                  $      0
                                                               --------

61 to 90 days                                                  $


91 to 120 days                                                 $


121 days and older                                             $


TOTAL:                                                         $      0
                                                               --------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                   FOR THE MONTH OF January 29-March 4, 2001
                                    ------------------  ----

                                    PART F:

                STATEMENT OF STATUS OF PAYMENTS MADE TO LESSORS

LESSORS WHOSE LEASES HAVE NOT BEEN REJECTED:

1.       [name] Citicorp Del Lease Inc.
         ------------------------------

         Regular contracted payment                   $  2799.90 per month
                                                       ---------     -----

         Number and amount of Post-petition lease
         payments not made:          # NA             $
                  ---                 ----

2.       [name] Dell Financial
         ---------------------

         Regular contracted payment                   $   357.07 per month
                                                       ---------     -----

         Number and amount of Post-petition lease
         payments not made:          # NA             $
                  ---                 ----

3.       [name] Dell Financial
         ---------------------

         Regular contracted payment                   $  1797.62 per month
                                                       ---------     -----

         Number and amount of Post-petition lease
         payments not made:            # NA           $
                  ---                   ----

4.       [name] DLC Leasing
         ------------------

         Regular contracted payment                   $   899.94 per month
                                                       ---------     -----

         Number and amount of Post-petition lease
         payments not made:            # NA           $
                  ---                   ----




[Attach a separate page for additional lessors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                   FOR THE MONTH OF January 29-March 4, 2001
                                    ------------------  ----

                                    PART F:

                STATEMENT OF STATUS OF PAYMENTS MADE TO LESSORS

LESSORS WHOSE LEASES HAVE NOT BEEN REJECTED:

5.       [name] GE Capital Corp
         -----------------------


         Regular contracted payment                   $  700.21 per month
                                                       --------     -----

         Number and amount of Post-petition lease
         payments not made:            # NA           $
                  ---                   ----

6.       [name] GE Industrial Systems
         ----------------------------

         Regular contracted payment                   $  650.00 per month
                                                       --------     -----

         Number and amount of Post-petition lease
         payments not made:            # 1            $  650.00
                  ---                   ----           --------

7.       [name] IBM Credit Corp.
         -----------------------

         Regular contracted payment                   $ 2989.00 per month
                                                       --------     -----

         Number and amount of Post-petition lease
         payments not made:            # NA           $
                  ---                   ----

8.       [name] IOS Capital
         ------------------

         Regular contracted payment                   $  623.28 per month
                                                       --------     -----

         Number and amount of Post-petition lease
         payments not made:            # NA           $
                  ---                   ----



[Attach a separate page for additional lessors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                   FOR THE MONTH OF January 29-March 4, 2001
                                    ------------------  ----

                                    PART F:

                STATEMENT OF STATUS OF PAYMENTS MADE TO LESSORS

LESSORS WHOSE LEASES HAVE NOT BEEN REJECTED:

9.       [name] Sprint (Internet Access)
         -------------------------------

         Regular contracted payment                   $  275.00 per month
                                                       --------     -----

         Number and amount of Post-petition lease
         payments not made:            # NA           $
                  ---                   ----

10.      [name] Sprint (Frame relay)
         ---------------------------

         Regular contracted payment                   $  147.12 per month
                                                       --------     -----

         Number and amount of Post-petition lease
         payments not made:            # NA           $
                  ---                   ----

11.      [name] Teleimagine/Sprint (phone system)
         ----------------------------------------

         Regular contracted payment                   $ 1863.16 per month
                                                       --------     -----

         Number and amount of Post-petition lease
         payments not made:            # NA           $
                  ---                   ----

12.      [name] Enterprise Information
         -----------------------------

         Regular contracted payment                   $ 3965.63 per month
                                                       --------     -----

         Number and amount of Post-petition lease
         payments not made:            # NA           $________ per month
                  ---                   ----                        -----



[Attach a separate page for additional lessors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                   FOR THE MONTH OF January 29-March 4, 2001
                                    ------------------  ----

                      PART G: ACCRUAL BASIS BALANCE SHEET

This part must be submitted with the first monthly report and thereafter on a Quarterly Basis, with the reports for March, June, September and December,
---------------
unless a different date is agreed to by the Bankruptcy Administrator, until confirmation of the plan. It is permissible and helpful if a balance sheet is submitted more often than once a quarter, but not required. An "in house" report may be substituted, with the approval of the Bankruptcy Administrator, provided it meets the accrual requirement.

                                    ASSETS
CURRENT ASSETS
     Cash                                                                                        937,551
                                                                                              ----------
     Accounts receivable [net]                                                                 2,514,992
                                                                                              ----------
     Other receivables                                                                               286
                                                                                              ----------
     Inventories                                                                              10,002,827
                                                                                              ----------
     Prepaid                                                                                     481,645
                                                                                              ----------
 Total Current Assets                                                                         13,937,301
                                                                                              ----------

FIXED, LONG TERM, AND OTHER ASSETS
     Land                                                                                         47,785
                                                                                              ----------
     Fixed Assets                                                                              9,076,314
                                                                                              ----------
     Accumulated depreciation on fixed assets                                                 -6,045,701
                                                                                              ----------
     Other Assets - Net
Total fixed, long term and other assets                                                        3,078,398
                                                                                              ----------

Total assets                                                                                  17,015,699
                                                                                              ----------
                                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts Payable                                                                                  0
                                                                                              ----------
     Notes Payable
     Salaries Payable                                                                                  0
                                                                                              ----------
     Payroll Taxes Payable                                                                             0
                                                                                              ----------
     Income Taxes Payable
     Other Current Liabilities (Warranty Res)                                                  1,117,792
                                                                                              ----------
 Total Current Liabilities                                                                     1,117,792
                                                                                              ----------
LONG TERM LIABILITIES
     Pre-petition Liabilities                                                                 10,363,448
                                                                                              ----------
     Post-petition Long Term
 Total Long Term Liabilities                                                                  10,363,448
                                                                                              ----------
TOTAL LIABILITIES                                                                             11,481,240
                                                                                              ----------
OWNERS' [STOCKHOLDERS'] EQUITY
     Stock [investment in company]                                                            23,330,755
                                                                                              ----------
     Retained Earning                                                                         -17,796,296
                                                                                              ----------
 Total Owners Equity                                                                           5,534,459
                                                                                              ----------
Total Liabilities and Owners' Equity                                                          17,015,699
                                                                                              ----------

                     ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                    FOR THE MONTH OF January 29-March 4, 2001

                                     PART H:

                    ACCRUAL BASIS INCOME/[LOSS] FOR THE MONTH


                                                              Amount
                                                              ------
1.       Total Sales or Revenue
                                                              $2,689,854
                                                              ----------
2.       Cost of Goods Sold

         Material:                         $1,821,767
                                           ----------

         Labor:                            $   94,532
                                           ----------

         Other:                            $  346,787
                                           ----------

         TOTAL COSTS                                          $2,263,086
                                                              ----------

3.       Gross Profit [Item #1 minus item #2]                 $  426,768
                                                              ----------
4.       TOTAL OPERATING EXPENSES                             $  327,758
                                                              ----------
5.       Net Profit or <Loss>                                 $   99,010
                                                              ----------
         [Item #3 minus #4]

6.       Total Non-Operating
         Income/Expenses                                      $   49,303
                                                              ----------
7.       Net Profit or <Loss>                                 $   49,707
                                                              ----------
         [Item #5 minus #6]


[If a detailed INCOME STATEMENT is available, please attach it to the monthly report]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                   FOR THE MONTH OF January 29-March 4, 2001

                                    PART I:
          SUMMARY OF OFFICER/OWNER COMPENSATION AND PERSONNEL
                                    REPORT

1. Report all salaries received from or paid by the debtor to an owner or officer of the debtor. __ Check here if same as last monthly report or
                                                                         --
     provide the following information:

                                            Compensation
                                            Authorized                 Compensation
Name of Officer/Owner      Title            By the Court                 Received       Date
---------------------      ------------     -------------              ------------     ----
        Approved
        --------
Tom Nelson                 CEO             13,116                     13,116            Each Wed
Wes Brant                  VP              10,641                     10,641            Jan 31
Bill Warden                VP              10,492                     10,492            Feb 7,14,21,28
Bill Carty                 VP               8,942                      8,942            Mar 2


2. Report all payments made to professionals (i.e. accountants, attorneys, realtors) paid by the debtor:

                                            Compensation
                                            Authorized                 Compensation              Date
Name of Officer/Owner     Title             By the Court                Received
--------------------      -----             ------------               ------------
       Approved
       --------
                           NONE

3.   Personnel Report:

     __ Check here if same as last monthly report or provide the following information:

                                                                       Full Time                          Part
                                                                       ---------                          ----
                                                                                                          Time
                                                                                                          ----
Total number of employees at beginning of the reporting period            92

Number hired during the period                                             0

Number terminated/resigned during the                                      3
         period

Total number of employees at the end                                      89
         of the period